Our Proposal to Acquire Beazer Homes: Too Compelling to Ignore May 2026

2 Dear Fellow Beazer Homes (“BZH”) Shareholders, We are deeply concerned that the BZH board and management continue to refuse to engage with us on our highly compelling all-cash acquisition proposal of $25.75 per BZH share, a 40% premium to BZH’s recent share price as of May 5, 2026, and a 25% premium to the 30-trading days VWAP ending May 5, 2026. To ensure that the board and shareholders are fully aware of BZH’s longstanding systemic underperformance and the attractiveness of our proposal, we are providing additional information on why they should move swiftly to engage with us. The status quo is clearly failing. BZH is a chronic underperformer and consistently ranks among the last across every relevant metric of publicly traded homebuilder peers, including margins, growth, returns, and share price performance. We believe that the root cause of this failure is the ongoing flawed strategy of the current management team which prioritizes metrics that do not create value for shareholders, including a focus on energy-efficient homes that are cost-prohibitive for value-oriented buyers at a time where affordability is a top consumer concern, an obsession with book value per share that has come at the expense of shareholder returns, and a poor capital allocation strategy that undermines long term growth and value creation for shareholders. By publicly stating its intentions to sell “non-strategic land positions” above book value, we believe BZH management is acknowledging its inability to productively and profitably monetize its land holdings – instead, ceding that mandate to other homebuilders. Any margin derived from selling attractive land assets would fall far short of the potential returns from delivering homes to customers. Dream Finders (“DFH”) is the ideal owner for BZH. Our land-light operating model and proven management team have delivered superior results. By refusing to engage, the BZH Board appears to be entrenched, lacks the ability to oversee and hold management accountable on performance, and is not acting in what we believe is in the best interests of BZH’s shareholders. We firmly believe that our offer is the best path forward for BZH’s shareholders – delivering immediate and compelling value. We remain fully committed to pursuing this transaction and urge all shareholders to encourage the BZH Board to engage meaningfully and constructively with us. Regards, Patrick O. Zalupski President & Chief Executive Officer

3 Current BZH Management Has Consistently Failed its Shareholders Source: FactSet, company filings. Note: LTM Adjusted gross margin represents the 12-month period ending in 31-Mar-2026. Last 10 years home closings represents the 10-year period from CY2015 to CY2025. Since 2011 share price represents performance from 01-Jan-2011 to 08-May-2026. L5Y share price represents the period from 07-May-2021 to 08-May-2026. LTM Share price represents the 12-month period ending in 08-May-2026. Net debt / LTM EBITDA represents the 12-Month period ending in 31-Mar-2026. Book value per share over last 10 years represents the 10-year period ending in 08-May-2026. 1 Peers referenced are CCS, DFH, GRBK, KBH, LGIH, MHO, and MTH. 2 Allan Merrill was appointed CEO of BZH in 2011 3 State Street SPDR S&P Homebuilders ETF. 4 iShares U.S. Home Construction ETF. BZH has Consistently Underperformed Over the Last 10 Years ▪ One of the worst performers across small & mid cap peers1 on LTM adjusted gross margin and pre-tax margin trailing by ~640 bps and ~1,040 bps, respectively ▪ BZH is the only homebuilder amongst small & mid cap peers to report two consecutive quarters of operating losses as of the last quarter ▪ Lags peers on home closings growth by ~1,480 bps over the last 10 years on average ▪ BZH share price has consistently underperformed: - Since 20112: declined (30)% vs ITB3 at +606% and XHB4 at +489% - L5Y: declined (26)% vs. ITB at +21% and XHB at +29% - LTM: declined (13)% vs. ITB at +0% and XHB at +6% BZH’s Flawed Strategy Has Failed Investors ▪ Flawed capital allocation strategy that prioritizes growing book value per share through share repurchases funded by land sales – essentially ceding its core responsibility of productively utilizing its homebuilding operations to drive returns for shareholders to other homebuilders ▪ A misguided strategy to focus on energy efficient homes that are cost-prohibitive for entry level buyers, resulting in the worst adjusted gross margin among homebuilding peers ▪ One of the highest levered homebuilders (12.7x net debt / LTM EBITDA); still prioritizing share repurchases in lieu of deleveraging or improving profitability in the current environment or investing for future earnings growth ▪ Loss of management credibility as evidenced by the material reduction in analyst estimates for the business following FYQ2 2026 results BZH’s Singular Focus on Book Value per Share Has Been Detrimental ▪ Despite management’s insistence, book value per share on its own is not a credible measure of success ▪ Price to book ratio in the homebuilding sector is directly correlated to the ability to generate returns - Unsurprisingly, BZH’s average return on equity (ROE) has lagged small and mid-cap peers by 1,510 bps ▪ Consistently priced at ~30-50% discount to book value per share over the last 10 years DFH is the Ideal Owner ▪ Track record of superior growth (’23-’25 higher home closing CAGR of 700 bps) and profitability (’23-’25 higher average gross margin of 500 bps) ▪ Track record of superior returns (’23-’25 average ROE of 27% compared to BZH at 9%) ▪ Proven playbook and track record of creating value in land-light M&A – successfully acquired and integrated 10 transactions over the last 7 years 1 2 3 4 BZH Should Engage with DFH on Its Highly-Compelling All-Cash Proposal

4 30% 26% 24% 22% 20% 20% 19% 17% GRBK DFH LGIH MHO MTH KBH CCS BZH 20% 11% 9% 8% 6% 6% 5% (1%) GRBK MHO MTH KBH LGIH DFH CCS BZH 34% 20% 16% 9% 9% 5% 3% (1%) DFH GRBK CCS MTH MHO KBH LGIH BZH BZH Has Consistently Underperformed the Last 10 Years Source: Company filings. Note: LTM adj. gross margin and LTM pre-tax margin represents the 12-month period ending in 31-Mar-2026. Home closings CAGR represents the 10-year period from 2015 to 2025. 1 Adj. Gross Margin calculated as Homebuilding revenue – homebuilding COGS + Interest Amortized in COGS + Amortization in COGS and includes commission expenses. 2 Pre-tax margin calculated at income before taxes / home and land revenue. 1 BZH Trails Homebuilding Peers on Profitability and Closings BZH LTM Adj. Gross Margin1 BZH LTM Pre-Tax Margin2 BZH Home Closings CAGR (Last 10 Years through 2025) Peer Average: 23% Peer Average: 9% Peer Average: 14%

5 BZH Has Consistently Underperformed the Last 10 Years Source: FactSet; market data as of 08-May-2026. Note: Since 2011 share price represents performance from 01-Jan-2011 to 08-May-2026. L5Y share price represents the period from 07-May-2021 to 08-May- 2026. LTM Share price represents the 12-month period ending in 08-May-2026. 1 State Street SPDR S&P Homebuilders ETF. 2 iShares U.S. Home Construction ETF. 1 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% 1000% Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 Jan-24 Jan-25 Jan-26 Performance Through 08-May-2026 Since 2011 L5Y LTM BZH (30)% (26)% (13)% ITB 606 21 0 XHB 489 29 6 (30)% +489% +606% Indexed to prices as of January 1, 2011 (Jan 1, 2011 = 100%)

2 BZH's Flawed Strategy Has Failed Investors

Inability to Reinvest into the Business to Drive Accretive Growth

L5Y EPS Growth



25%
(107%)
BEAZER HOMES
Small & Mid Cap Peers

L5Y Closings Growth

BEAZER HOMES	Small & Mid Cap Peers
(30%)	*17%*

No Earnings Per Share Growth
No Home Closings Growth

Selling "Non-Strategic" Land – A Clear Sign of Inability to Extract Value

LTM Net Income Margin



7%
(0%)
BEAZER HOMES
Small & Mid Cap Peers

Beazer expects to sell >$150mm of land in FY 2026, 12.8%[1] of total land owned

Negative Net Income Margin
Erodes Land / Book Value

Repurchasing Shares with Sales Proceeds While Balance Sheet is Stressed

Net Debt / LTM Adj. EBITDA



12.7x
3.9x
BEAZER HOMES
Small & Mid Cap Peers

LTM Share Repurchase[2]

BEAZER HOMES	Small & Mid Cap Peers
9%	6%

Misguided Capital Allocation
Threatens Long-Term Stability

Source: Company filings and FactSet; market data as of 08-May-2026. Note: Peers referenced are CCS, DFH, GRBK, KBH, LGIH, MHO, and MTH. L5Y EPS growth and closings growth represents the 5-year period ending in 31-Mar-2026 for all peers, except 28-Feb-2026 for KBH due to differences in fiscal year ends. LTM net income margin and net debt / LTM adj. EBITDA represents the 12-month period ending in 31-Mar-2026 for all peers, except 28-Feb-2026 for KBH. [1] 12.8% is based on total land on balance sheet as of 31-Mar-2026, including land under development, land held for future development and land held for sale. [2] LTM share repurchase as a % of Equity Market Capitalization as of 31-March-2025.

DREAM FINDERS HOMES | 6

7 BZH’s Flawed Strategy Has Failed Investors2 Management has failed the company and shareholders in its inability to deliver returns with existing land inventory Management’s latest “plan” is to sell its land inventory to other builders who can turn a profit in order to buy back shares at what management claims is a discount We believe the end result of this clearly flawed strategy is a shrinking of the business and further erosion of value

8 KBH MTH MHO CCS LGIH R² = 92% 0.3 x 0.6 x 0.9 x 1.2 x 1.5 x 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % P / B ( L a s t Q u a rt e r) 2026E ROE² Small and Mid Cap Peers BZH’s Singular Focus on Book Value Per Share Has Been Detrimental Source: Company filings, FactSet, market data as of 08-May-2026. Note: Peers referenced are CCS, DFH, GRBK, KBH, LGIH, MHO, and MTH. ¹ DFH and GRBK excluded in regression due to lack of 2026E book value per share broker estimates. ² Defined as 2026E broker estimate EPS / Average of 2025A and 2026E book value per share. Note: DFH not included in correlation analysis R2 and illustrated with last quarter P / B and LTM ROE; LTM ROE defined as LTM EPS / LTM book value per share, represents the 12-month period ending in 31-Mar-2026. Average Return on Equity (Last 10 Years Through 2025) Over the last 10 years, BZH has consistently traded at a discount to book value as management has been unable to deliver competitive returns – we believe the answer is to invest in BZH’s operations and future pipeline to increase scale, future profitability and returns to shareholders, not give up on the business and simply buy back shares 7% 22% Small & Mid Cap Peers BZH Lagged by 1,510 bps Correlation¹ of ROE and P/B 3 Homebuilder P/B multiples re correlated to ROE, and BZH’s ROE has consistently lagged peers for the last 10 years with no apparent path to improvement BZH ROE: (0.6)%

9 15,026 13,035 12,902 10,792 8,921 8,608 4,788 4,427 3,943 MTH BZH+DFH KBH CCS MHO DFH LGIH BZH GRBK A Combination with DFH Will Create a Scaled Land-Light Industry Leader Source: Company filings, FactSet Combined Company Creates a Top-Tier Mid-Cap Homebuilder That Can Greatly Benefit From Scale Synergies 4 2025A Home Closing

10 DFH Has A Proven Playbook and Successful Track Record of Creating Value in Land-Light M&A Significant Capital Deployed Strategically deployed over $1 billion of capital into acquisitions to fuel ecosystem growth Commitment to 100% Land-Light Like the proposed acquisition of BZH, all prior acquisitions utilized a strict "land-light" structure supported by sophisticated partners to maximize capital efficiency and minimize financial risk Scale Drives Lower Costs Leveraged increased scale to drive a reduction in vertical construction costs resulting in significantly expanded homebuilding gross margins Successfully Acquired and Integrated 10 Transactions Over the Last 7 Years Making DFH the Most Acquisitive Public Homebuilder May 2025April 2025March 2025January 2025July 2024February 2024October 2021January 2021October 2020May 2019 Integration of Financial Services Driving value and improved financial outcomes by seamlessly integrating financial services into newly acquired homebuilding operations 4

11 BZH Shareholders Can Achieve Liquidity in an All-Cash Deal That Maximizes Shareholder Value Commitment to Close DFH is Fully Committed to Completing a Transaction on an Expedited Basis Ready to Engage We urge BZH’s Board and Management to have Constructive and Meaningful Engagement with DFH to Realize Value for Shareholders Financing Letters from financial institutions confirming that they are highly confident the financing can be arranged in the capital markets Attractive Premium $25.75 All-Cash Offer 40% Premium1 Source: Bloomberg 1 Premium to closing price as of 5-May-2026.

12 About Dream Finders Homes Dream Finders Homes (NYSE: DFH), headquartered in Jacksonville, Florida, was recognized as the 2025 National Builder of the Year by Builder magazine. Dream Finders Homes builds single- family homes throughout the Southeast, Mid-Atlantic and Midwest, including Florida, Texas, Tennessee, North Carolina, South Carolina, Georgia, Colorado, Arizona, and the Washington, D.C. metropolitan area, which comprises Washington D.C., Northern Virginia and Maryland. As the Official Home Builder of the PGA TOUR, the Jacksonville Jaguars and the Tampa Bay Rays, Dream Finders Homes is deeply committed to excellence beyond homebuilding and into the communities it serves. Through its wholly owned subsidiaries, DFH also provides mortgage financing as well as title agency and underwriting services to homebuyers. Dream Finders Homes achieves its growth and returns by maintaining an asset-light homebuilding model. For more information, please visit www.dreamfindershomes.com Dream Finders Homes: Dream Finders Homes, Inc. 14701 Philips Highway, Suite 300 Jacksonville, FL 32256 United States

13 Additional Information And Where to Find It Investor Contact: Jonathan Salzberger / Scott Winter Innisfree M&A Incorporated +1 (212) 750-5833 Media Contact: DFH@edelmansmithfield.com Forward-Looking Statements This presentation, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “propose”, “projecting”, “driving”, “confident”, “confidence” and similar expressions, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to the ultimate outcome of any possible transaction between Dream Finders Homes and Beazer, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether Beazer will cooperate with Dream Finders regarding the proposed transaction; Dream Finders Homes’ ability to consummate the proposed transaction with Beazer; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Dream Finders Homes’ ability to finance the proposed transaction with Beazer; the possibility that Dream Finders may be unable to achieve expected synergies within the expected time-frames or at all and to successfully integrate Beazer’s operations, the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. All forward-looking statements are based on Dream Finders Homes’ beliefs as well as assumptions made by and information currently available to Dream Finders Homes. These statements reflect Dream Finders Homes’ current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in Dream Finders Homes’ Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the U.S. Securities and Exchange Commission. Dream Finders Homes undertakes no obligation to update or revise any forward-looking statement, except as may be required by applicable law. Additional Information This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Dream Finders Homes’ has made for a business combination transaction. In furtherance of this proposal and subject to future developments, Dream Finders Homes (and, if applicable, Beazer) may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Dream Finders and/or Beazer may file with the SEC in connection with the proposed transaction.